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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 2001 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature                                         Date
---------                                         ----

/s/ Gerald H. Lipkin                              February 26, 2002
---------------------------------------
Gerald H. Lipkin, Chairman, President,
Chief Executive Officer and Director


/s/ Spencer B. Witty                              February 26, 2002
---------------------------------------
Spencer B. Witty, Vice Chairman and
Director


/s/ Alan D. Eskow                                 February 26, 2002
---------------------------------------
Alan D. Eskow, Executive Vice President
and Chief Financial Officer


/s/ Christine K. Mozer-Baldyga                    February 26, 2002
---------------------------------------
Christine K. Mozer-Baldyga, First
Vice President and Controller


/s/ Andrew B. Abramson                            February 26, 2002
---------------------------------------
Andrew B. Abramson, Director


/s/ Charles J. Baum                               February 26, 2002
---------------------------------------
Charles J. Baum, Director


/s/ Pamela Bronander                              February 26, 2002
---------------------------------------
Pamela Bronander, Director


/s/ Joseph Coccia, Jr.                            February 26, 2002
---------------------------------------
Joseph Coccia, Jr., Director

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/s/ Harold P. Cook, III,                                February 26, 2002
--------------------------------------
Harold P. Cook, III, Director


/s/ Austin C. Drukker                                   February 26, 2002
--------------------------------------
Austin C. Drukker, Director


/s/ Graham O. Jones                                     February 26, 2002
--------------------------------------
Graham O. Jones, Director


/s/ Walter H. Jones                                     February 26, 2002
--------------------------------------
Walter H. Jones, III, Director


/s/ Gerald Korde                                        February 26, 2002
--------------------------------------
Gerald Korde, Director


/s/ Robinson Markel                                     February 26, 2002
--------------------------------------
Robinson Markel, Director


/s/ Robert E. McEntee                                   February 26, 2002
--------------------------------------
Robert E. McEntee, Director


/s/ Richard S. Miller                                   February 26, 2002
--------------------------------------
Richard S. Miller, Director


/s/ Robert Rachesky                                     February 26, 2002
--------------------------------------
Robert Rachesky, Director


/s/ Barnett Rukin                                       February 26, 2002
--------------------------------------
Barnett Rukin, Director


/s/ Peter Southway                                      February 26, 2002
--------------------------------------
Peter Southway, Director


/s/ Richard F. Tice                                     February 26, 2002
--------------------------------------
Richard F. Tice, Director


/s/ Leonard J. Vorcheimer                               February 26, 2002
--------------------------------------
Leonard J. Vorcheimer, Director


/s/ Joseph L. Vozza                                     February 26, 2002
--------------------------------------
Joseph L. Vozza, Director